UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2006
THE HARTCOURT COMPANIES INC.
(Exact name of registrant as specified in its charter.)
Utah
(State of Other Jurisdiction of Incorporation)
001-12671
(Commission File Number)
87-0400541
(I.R.S. Employee Identification No.)
Room 306, Yong Teng Plaza, No. 1065, Wu Zhong Road,
Shanghai, China 201103
(Address of principal executive offices)
Registrant’s telephone number, including area code: (86) 21 51521577
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE

On August 4, 2006 the registrant issued a press release to make publicly available certain information about changes in the registrant’s principal lines of business and related matters. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 8.01	OTHER EVENTS

On August 4, 2006 the registrant issued a press release to make publicly available certain information about changes in the registrant’s principal lines of business and related matters. A copy of that press release is furnished herewith as Exhibit 99.1.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTCOURT COMPANIES INC.
Dated: August 4, 2006	By:	/s/ Yungeng Hu
Yungeng Hu
Chief Financial Officer

Exhibit Index

Exhibit Number	Title
99.1	Press Release